UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03870
Morgan Stanley U.S. Government Securities Trust
(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices) (Zip code)
Arthur Lev
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: December 31, 2011
Date of reporting period: June 30, 2011

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley U.S. Government Securities Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended June 30, 2011

Total Return for the 6 Months Ended June 30, 2011

				Barclays		Lipper
				Capital U.S.	Barclays	General U.S.
				Government/	Capital U.S.	Government
				Mortgage	Government	Funds
Class A	Class B	Class C	Class I	Index[1]	Index[2]	Index[3]
3.43%	3.44%	3.16%	3.56%	2.47%	2.14%	1.58%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the six months ended June 30, 2011, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

The Fund’s Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver is expected to continue for one year or until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

Market Conditions

Economic growth slowed from the fourth quarter of 2010 (when it grew at an annualized pace of 3.1 percent) to the first quarter of 2011 (when it dropped to 1.9 percent annualized). The Federal Reserve’s second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. However, principal payments from holdings of Treasuries will continue to be re-invested. Job growth has stalled and the unemployment rate has ticked back up from 8.8 percent earlier this year to 9.2 percent in June. Concerns about federal debt levels led Standard & Poor’s and Moody’s to put the U.S. on watch for a potential downgrade. This had a minimal impact on Treasury yields. Toward the end of the period, there was renewed risk aversion in the markets, as weaker-than-expected economic data pointed to a loss of momentum in the global economy and the debt crisis in Europe worsened.

In the mortgage securities market, the Treasury’s announcement in the first quarter that it would reduce its mortgage-backed securities portfolio initially prompted a negative reaction in the market. However, the market recovered, as the Treasury planned to sell its portfolio over a 12-month period, promising not to disrupt the market. During the second quarter of 2011, the Treasury started selling leveraged agency mortgage bonds, which was absorbed by the market without much impact on yield spreads.

The housing market remained weak, with persistently high delinquency rates and home prices languishing near the bottom. The government decided to extend the Home Affordable Refinance Program (HARP) for another year to continue stemming the tide of foreclosures and to reduce the supply of vacant homes. The government-sponsored enterprises (GSEs) tightened their underwriting standards. Previously, Ginnie Mae had been the only GSE still issuing loans to less creditworthy borrowers, but it also raised its standards. Furthermore, all three GSEs (Fannie Mae, Freddie Mac and Ginnie Mae) have increased their fees, making it even more prohibitive for borrowers seeking mortgage loans.

Recent volatility due to the European debt crisis, the U.S. debt ceiling issue and talks of introducing a new bill that would ease refinancing hurdles, had a negative impact across the range of agency mortgage coupons. We believe the impact is likely to be temporary.

Yields on 2-, 5- and 10-year Treasuries declined by 14, 25 and 14, basis points, respectively. The 30-year rate increased by 4 basis points.

Performance Analysis

All share classes of Morgan Stanley U.S. Government Securities Trust outperformed the Barclays Capital U.S. Government/Mortgage Index (the “Index”), the Barclays Capital U.S. Government Index, and the Lipper General U.S. Government Funds Index for the six months ended June 30, 2011, assuming no deduction of applicable sales charges.

The Fund’s positioning in the mortgage sector was the primary driver of outperformance for the period. This was primarily from an allocation to agency inverse interest only (IO) securities. The Fund held a position in commercial mortgage-backed securities, a sector not represented in the Index. This detracted slightly from performance as spreads on those securities widened over the period. However, a small allocation to asset-backed securities, which is also not in the Index, offset this underperformance. The Fund’s interest rate positioning did not have a significant impact on performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 06/30/11
Agency Fixed Rate Mortgages	37.8%
U.S. Treasury Securities	16.6
U.S. Agency Securities	8.3
Agency Bonds – Banking (FDIC Guaranteed)	7.9
Collateralized Mortgage Obligations – Agency Collateral Series	7.6
Municipal Bonds	5.2
Investment Company	4.5
Sovereign	4.1
Asset-Backed Securities	2.8
Commercial Mortgage Backed Securities	2.5
Agency Adjustable Rate Mortgages	1.3
Corporate Bond	0.9
Mortgages – Other	0.5

* Does not include open long/short futures contracts with an underlying face amount of $141,866,191 and net unrealized depreciation of $680,925. Also does not include open swap agreements with net unrealized depreciation of $19,768,406.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition data are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 80 percent of its net assets in a portfolio of U.S. government securities. In making investment decisions, the Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., considers economic developments, interest rate trends and other factors. The U.S. government securities (including zero coupon securities) that the Fund may purchase include: U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government; securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States; securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury; securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality; securities supported by the U.S. Government in some other way, such as the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; securities guaranteed under the Federal Deposit Insurance Corporation (“FDIC”) Temporary Liquidity Guarantee Program or other similar FDIC programs. The Fund’s investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended June 30, 2011 (unaudited)

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 06/29/84)		(since 07/28/97)		(since 07/28/97)
Symbol	USGAX		USGBX		USGCX		USGDX
1 Year	3.57%[4]		3.58%[4]		3.05%[4]		3.82%[4]
	–0.88	[5]	–1.42	[5]	2.05	[5]	—

5 Years	3.51	[4]	3.54	[4]	2.97	[4]	3.77	[4]
	2.62	[5]	3.19	[5]	2.97	[5]	—

10 Years	3.89	[4]	3.90	[4]	3.34	[4]	4.14	[4]
	3.44	[5]	3.90	[5]	3.34	[5]	—

Since Inception	4.54	[4]	6.28	[4]	4.04	[4]	4.78	[4]
	4.21	[5]	6.28	[5]	4.04	[5]	—

Gross Expense Ratio	0.88		0.87		1.38		0.63

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expenses are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 4.25%.
**	The maximum contingent deferred sales charge (“CDSC”) for Class B is 5.0%. The CDSC declines to 0% after six years. For periods greater than eight years, returns do not reflect conversion to Class A shares eight years after the end of the calendar month in which shares were purchased. The conversion feature is currently suspended because the total annual operating expense ratio of Class B is currently lower than that of Class A. See “Conversion Feature” for Class B shares in “Share Class Arrangements” of the Prospectus for more information.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class I has no sales charge.
(1)	The Barclays Capital U.S. Government/Mortgage Index includes Treasuries, Government-related issues, and agency mortgage-backed passthrough securities issued by Ginnie Mae (“GNMA”), Fannie Mae (“FNMA”), and Freddie Mac (“FHLMC”). The Index is unmanged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The benchmark for the Fund changed from the Barclays Capital U.S. Government Index to the Barclays Capital U.S. Government/Mortgage Index effective 1/1/11.
(2)	The Barclays Capital U.S. Government Index is a broad-based measure of U.S. government and Treasury securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(3)	The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper General U.S. Government Funds classification as of the date of this report.
(4)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/11 – 06/30/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period@
	Account Value	Account Value	01/01/11 –
	01/01/11	06/30/11	06/30/11
Class A
Actual (3.43% return)	$1,000.00	$1,034.30	$4.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.28	$4.56
Class B
Actual (3.44% return)	$1,000.00	$1,034.40	$4.54
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.33	$4.51
Class C
Actual (3.16% return)	$1,000.00	$1,031.60	$7.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.80	$7.05
Class I
Actual (3.56% return)	$1,000.00	$1,035.60	$3.33
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.52	$3.31

@	Expenses are equal to the Fund’s annualized expense ratios of 0.91%, 0.90%, 1.41% and 0.66% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the six months ended June 30, 2011, the total operating expense ratio for Class B shares was lower and as a result, the performance of Class B shares was higher than that of the Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares. The Fund’s Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver is expected to continue for one year or until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such waiver when it deems that such action is appropriate.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that while the Fund’s management fee was higher but close to its peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that the Fund’s management fee and total expense ratio were competitive with its peer group average, and that the Fund’s performance was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2011 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Agency Adjustable Rate Mortgages (1.4%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$1,813		5.47%	01/01/38	$1,939,389
2,781		5.874	11/01/36	2,951,509
3,100		5.93	10/01/36	3,294,746
10,630	IO REMIC	5.953	07/15/37	1,549,301
4,971	Federal National Mortgage Association, Conventional Pool	2.479	05/01/35	5,222,401

	Total Agency Adjustable Rate Mortgages (Cost $14,916,831)			14,957,346

	Agency Bonds – Banking (FDIC Guaranteed) (8.8%)
48,650	Ally Financial, Inc.	2.20	12/19/12	49,909,305
41,600	Citigroup Funding, Inc. (See Note 6)	2.25	12/10/12	42,664,419
2,080	NCUA Guaranteed Notes, Series A2	1.40	06/12/15	2,082,933

	Total Agency Bonds – Banking (FDIC Guaranteed) (Cost $90,357,153)			94,656,657

	Agency Fixed Rate Mortgages (42.1%)
	Federal Home Loan Mortgage Corporation, Gold Pools:
24,081		4.50	09/01/39 – 08/01/40	24,932,326
22,298		5.00	10/01/35 – 01/01/40	23,795,799
5,195		5.50	11/01/39	5,637,291
18,371		6.00	12/01/37 – 07/01/38	20,217,745
3,798		6.50	03/01/29 – 09/01/36	4,293,014
1,141		7.50	05/01/35	1,333,703
625		8.00	08/01/32	745,749
669		8.50	08/01/31	813,132
	Federal National Mortgage Association, Conventional Pools:
35,856		4.50	01/01/25 – 08/01/39	37,342,036
37,321		5.00	05/01/35 – 04/01/39	39,931,557
83,334		5.50	03/01/35 – 08/01/38	90,594,580
3,334		6.00	01/01/37 – 03/01/37	3,674,477
424		6.50	06/01/29 – 02/01/33	484,418
3		7.00	05/01/31	3,860
1,839		7.50	08/01/37	2,157,926
1,430		8.00	04/01/33	1,681,698
1,314		8.50	10/01/32	1,552,914
	July TBA:
11,050		4.00	07/25/41(a)	11,053,448
18,475		4.50	07/25/41(a)	19,118,743
6,190		5.00	07/25/41(a)	6,577,841
22,000		6.00	07/25/41(a)	24,169,068

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2011 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Government National Mortgage Association,
$2,940	IO REMIC	5.00%		02/16/41	$764,373
25,650	July TBA	4.00		07/25/41 (a)	26,134,939
	Various Pools:
37,990		4.50		04/15/39 – 06/15/40	40,238,887
8,356		6.00		03/15/26 – 09/20/34	9,338,719
13,156		6.50		03/15/14 – 07/15/31	14,792,233
448		7.00		03/20/26 – 07/20/29	521,966
14,081		7.50		11/15/32	16,504,388
3,613		8.00		06/15/16 – 09/15/31	4,217,668
6,757		8.50		07/15/30	7,973,176
4,140		9.00		11/15/15 – 02/15/25	4,581,035
2,834		9.50		02/15/16 – 12/15/20	3,169,717
3,406		10.00		06/15/13 – 11/15/20	3,681,161
92		12.25		09/15/13 – 06/15/15	92,905

	Total Agency Fixed Rate Mortgages (Cost $437,271,258)				452,122,492

	Asset-Backed Securities (3.1%)
	Ally Master Owner Trust
1,475	(b)	1.937	(c)	01/15/15	1,501,992
3,500	(b)	2.88		04/15/15	3,601,851
9,478	Amal Ltd. (Cayman Islands)	3.465		08/21/21	9,626,149
	Ford Credit Floorplan Master Owner Trust
10,750		1.737	(c)	09/15/14	10,898,722
2,500	(b)	4.20		02/15/17	2,693,684
825	Panhandle-Plains Higher Education Authority, Inc.	1.208	(c)	07/01/24	817,051
2,600	SLM Student Loan Trust (b)	4.37		04/17/28	2,697,531
1,895	Wheels SPV LLC (b)	1.737	(c)	03/15/18	1,905,007

	Total Asset-Backed Securities (Cost $33,133,462)				33,741,987

	Collateralized Mortgage Obligations – Agency Collateral Series (8.4%)
	Federal Home Loan Mortgage Corporation
3,700		3.154		02/25/18	3,697,410
52,000		5.756		06/15/41	6,245,200
111,100		5.757		06/15/41	15,991,734
6,165	REMIC	22.143	(c)(d)	05/15/41	6,812,871
36,176	IO	0.843	(c)	01/25/21	1,621,498
	IO REMIC
13,167		5.00	(c)	12/15/20	1,424,642
13,609		5.783	(c)	06/15/40	2,083,478
42,781		6.283	(c)	06/15/40	8,222,152

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2011 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Federal National Mortgage Association
$1,720		3.763%		06/25/21	$1,687,856
28,697	IO	6.204	(c)	09/25/20	6,598,006
39,617	IO REMIC	5.706	(c)	07/25/41	4,908,591
	Government National Mortgage Association,
44,914	IO	6.36	(c)	12/20/40	8,140,686
	IO REMIC
10,265		4.50	(c)	06/20/39	2,244,268
15,800		5.253	(c)	06/20/41	2,449,000
16,100		6.064	(c)	10/20/37	1,661,380
15,041		6.394	(c)	06/20/40	2,641,319
10,984		6.414	(c)	09/20/40	2,120,533
21,163		6.415	(c)	04/16/41	4,924,566
15,197		6.485	(c)	04/16/41	2,548,389
24,318		6.615	(c)	08/16/31	4,392,197

	Total Collateralized Mortgage Obligations – Agency Collateral Series (Cost $84,309,660)				90,415,776

	Commercial Mortgage Backed Securities (2.8%)
2,800	CFCRE Commercial Mortgage Trust (b)	3.759		04/15/44	2,845,663
4,848	DBUBS Mortgage Trust (b)	5.002		11/10/46	5,032,006
2,625	GS Mortgage Securities Corp. II (b)	5.361	(c)	03/10/44	2,622,371
	JP Morgan Chase Commercial Mortgage Securities Corp.
3,400	(b)	4.388		07/15/46	3,338,928
5,455	(b)	4.717		02/16/46	5,519,498
4,100	Wachovia Bank Commercial Mortgage Trust	5.512	(c)	07/15/41	4,424,190
5,645	WF-RBS Commercial Mortgage Trust (b)	4.869	(c)	02/15/44	5,798,453

	Total Commercial Mortgage Backed Securities (Cost $29,395,536)				29,581,109

	Corporate Bond (1.0%)
	Finance
10,330	US Central Federal Credit Union, (U.S. Government Guaranteed) (Cost $10,323,389)	1.90		10/19/12	10,516,818

	Mortgages – Other (0.6%)
4,910	FDIC Structured Sale Guaranteed Notes (b)	0.741	(c)	02/25/48	4,918,842
1,499	Wells Fargo Mortgage Backed Securities Trust	4.419	(c)	10/25/33	1,471,850

	Total Mortgages – Other (Cost $6,422,635)				6,390,692

	Municipal Bonds (5.7%)
4,615	Bay Area Toll Authority	6.263		04/01/49	5,021,812
3,875	City of New York, Series G-1	5.968		03/01/36	4,101,649
5,980	Los Angeles Unified School District	5.75		07/01/34	6,029,514
1,450	Metropolitan Transportation Authority	6.668		11/15/39	1,576,947

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2011 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
$6,245	Missouri Highway & Transportation Commission	5.445%		05/01/33	$6,426,355
	Municipal Electric Authority of Georgia
1,760		6.637		04/01/57	1,731,946
3,085		6.655		04/01/57	2,930,596
4,000	New Jersey Economic Development Authority	1.247	(c)	06/15/13	3,987,920
1,360	New Jersey Transportation Trust Fund Authority	6.561		12/15/40	1,474,784
3,625	New York City Transitional Finance Authority	5.267		05/01/27	3,761,989
3,000	New York State Dormitory Authority	5.628		03/15/39	3,071,280
	North Carolina State Education Assistance Authority
2,275		1.135		07/25/25	2,218,876
3,400		1.21	(c)	01/26/26	3,361,478
5,900	North Texas Higher Education Authority	1.466	(c)	04/01/40	5,914,573
2,575	Oregon Department of Transportation, Series A	5.834		11/15/34	2,729,294
3,060	San Francisco City & County Public Utilities Commission	6.00		11/01/40	3,138,520
	State of Washington
2,440		5.09		08/01/33	2,469,060
1,580	Series D	5.481		08/01/39	1,640,340

	Total Municipal Bonds (Cost $61,055,730)				61,586,933

	Sovereign (4.5%)
29,130	Egypt Government AID Bonds (Egypt)	4.45		09/15/15	32,390,288
14,175	Israel Government AID Bond	5.50		09/18/23	16,384,670

	Total Sovereign (Cost $44,158,564)				48,774,958

	U.S. Agency Securities (9.3%)
	Federal Home Loan Mortgage Corporation
2,750		5.00		04/18/17	3,149,198
10,760		5.50		08/23/17	12,633,693
38,600	Federal National Mortgage Association	5.375		06/12/17	44,983,745
6,960	Private Export Funding Corp.	4.30		12/15/21	7,310,025
	Tennessee Valley Authority
10,980		4.875		12/15/16	12,441,087
6,935		5.25		09/15/39	7,370,497
8,085		7.125		05/01/30	10,535,976
1,030	United States Department of Housing and Urban Development	6.16		08/01/11	1,030,439

	Total U.S. Agency Securities (Cost $97,347,283)				99,454,660

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2011 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE

	U.S. Treasury Securities (18.5%)
	U.S. Treasury Bonds
$10,000		4.625%	02/15/40	$10,428,130
45,000		7.50	11/15/24	63,379,710
	U.S. Treasury Notes
28,500	(e)	1.875	09/30/17	27,869,893
36,000		2.25	01/31/15	37,465,308
8,930		2.375	02/28/15	9,330,475
50,000		5.00	08/15/11	50,316,400

	Total U.S. Treasury Securities (Cost $198,735,387)			198,789,916

	Short-Term Investment (5.0%)
	Investment Company
54,037	Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class (See Note 6) (Cost $54,036,742)			54,036,742

	Total Investments (Cost $1,161,463,630) (f)(g)		111.2%	1,195,026,086
	Liabilities in Excess of Other Assets		(11.2)	(120,336,784)

	Net Assets		100.0%	$1,074,689,302

FDIC	Federal Deposit Insurance Corporation.
IO	Interest Only.
REMIC	Real Estate Mortgage Investment Conduit.
TBA	To Be Announced.
(a)	Security is subject to delayed delivery.
(b)	144A security -- Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(c)	Variable/Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2011.
(d)	Inverse Floating Rate Security – Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at June 30, 2011.
(e)	A portion of this security has been physically segregated in connection with open futures and swap agreements.
(f)	Securities have been designated as collateral in connection with futures and swap agreements.
(g)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $36,409,291 and the aggregate gross unrealized depreciation is $2,846,835 resulting in net unrealized appreciation of $33,562,456.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2011 (unaudited) continued

Futures Contracts Open at June 30, 2011:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
287	Long	U.S. Treasury 10 yr. Note, Sep-11	$35,108,172	$(112,688)
75	Long	U.S. Treasury Ultra Long Bond, Sep-11	9,468,750	(194,522)
36	Short	U.S. Treasury 5 yr. Note, Sep-11	(4,291,031)	10,687
57	Short	90 Day Euro $, Jun-13	(14,024,138)	(152,506)
57	Short	90 Day Euro $, Dec-13	(13,948,612)	(149,665)
57	Short	90 Day Euro $, Mar-13	(14,061,900)	(150,369)
57	Short	90 Day Euro $, Sep-13	(13,987,088)	(152,506)
108	Short	U.S. Treasury 2 yr. Note, Sep-11	(23,689,125)	(43,708)
108	Short	U.S. Treasury 30 yr. Bond, Sep-11	(13,287,375)	264,352

		Net Unrealized Depreciation		$(680,925)

Interest Rate Swap Agreements Open at June 30, 2011:

	NOTIONAL
	AMOUNT	FLOATING RATE	PAY/RECEIVE		TERMINATION	UNREALIZED
SWAP COUNTERPARTY	(000)	INDEX	FLOATING RATE	FIXED RATE	DATE	DEPRECIATION
Credit Suisse	$113,350	3 Month LIBOR	Receive	0.80%	10/28/13	$(37,985)
Credit Suisse	47,485	3 Month LIBOR	Pay	2.098	10/28/17	(915,713)

		Total Unrealized Depreciation				$(953,698)

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Portfolio of Investments - June 30, 2011 (unaudited) continued

Zero Coupon Swap Agreements Open at June 30, 2011:

	NOTIONAL				PREMIUM	UNREALIZED
	AMOUNT	FLOATING	PAY/RECEIVE	TERMINATION	PAID	APPRECIATION
SWAP COUNTERPARTY	(000)	RATE INDEX	FLOATING RATE	DATE	(RECEIVED)	(DEPRECIATION)
Barclays Capital	$25,121	3 Month LIBOR	Pay	11/15/19	—	$1,400,932
Barclays Capital	21,201	3 Month LIBOR	Receive	11/15/19	—	(5,056,087)
Deutsche Bank	27,975	3 Month LIBOR	Pay	11/15/21	—	1,124,640
Deutsche Bank	3,466	3 Month LIBOR	Receive	11/15/21	—	(160,428)
Deutsche Bank	23,886	3 Month LIBOR	Receive	11/15/21	—	(4,917,551)
JPMorgan Chase	16,923	3 Month LIBOR	Receive	11/15/19	—	(3,766,344)
JPMorgan Chase	11,688	3 Month LIBOR	Receive	08/15/20	—	(3,123,950)
JPMorgan Chase	18,616	3 Month LIBOR	Receive	11/15/21	—	(4,315,920)

		Net Unrealized Depreciation				$(18,814,708)

LIBOR	London Interbank Offered Rate.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Financial Statements

Statement of Assets and Liabilities
June 30, 2011 (unaudited)

Assets:
Investments in securities, at value (cost $1,065,211,825)	$1,098,324,925
Investment in affiliate, at value (cost $ $96,251,805 )	96,701,161

Total investments in securities, at value (cost $1,161,463,630)	1,195,026,086

Unrealized appreciation on open swap agreements	2,525,572
Cash	7,875
Receivable for:
Investments sold	61,791,636
Interest	7,616,332
Shares of beneficial interest sold	118,867
Interest from affiliate	54,993
Receivable from Distributor	707,190
Prepaid expenses and other assets	33,770

Total Assets	1,267,882,321

Liabilities:
Unrealized depreciation on open swap agreements	22,293,978
Payable for:
Investments purchased	166,024,341
Distribution fee	546,914
Shares of beneficial interest redeemed	2,947,099
Investment advisory fee	373,020
Transfer agent fee	319,119
Dividends to shareholders	237,750
Variation margin	88,535
Administration fee	71,387
Accrued expenses and other payables	290,876

Total Liabilities	193,193,019

Net Assets	$1,074,689,302

Composition of Net Assets:
Paid-in-capital	$1,255,694,270
Net unrealized appreciation	13,113,125
Dividends in excess of net investment income	(6,053,949)
Accumulated net realized loss	(188,064,144)

Net Assets	$1,074,689,302

Class A Shares:
Net Assets	$87,098,855
Shares Outstanding (unlimited shares authorized, $.01 par value)	9,997,394
Net Asset Value Per Share	$8.71

Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$9.10

Class B Shares:
Net Assets	$819,993,218
Shares Outstanding (unlimited shares authorized, $.01 par value)	94,057,753
Net Asset Value Per Share	$8.72

Class C Shares:
Net Assets	$29,882,856
Shares Outstanding (unlimited shares authorized, $.01 par value)	3,400,400
Net Asset Value Per Share	$8.79

Class I Shares:
Net Assets	$137,714,373
Shares Outstanding (unlimited shares authorized, $.01 par value)	15,785,031
Net Asset Value Per Share	$8.72

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Financial Statements continued

Statement of Operations
For the six months ended June 30, 2011 (unaudited)

Net Investment Income:
Income
Interest	$18,949,706
Interest and dividends from affiliates	469,641

Total Income	19,419,347

Expenses
Distribution fee (Class A shares) (Note 5)	112,845
Distribution fee (Class B shares) (Note 5)	1,082,492
Distribution fee (Class C shares) (Note 5)	116,346
Investment advisory fee (Note 4)	2,302,350
Transfer agent fees and expenses	589,747
Administration fee (Note 4)	441,094
Shareholder reports and notices	80,026
Custodian fees	74,813
Professional fees	52,344
Trustees’ fees and expenses	22,110
Other	114,015

Total Expenses	4,988,182
Less: distribution fee rebate (Class B shares) (Note 5)	(75,549)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(10,303)

Net Expenses	4,902,330

Net Investment Income	14,517,017

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	15,930,353
Futures contracts	2,867,027
Swap agreements	958,263

Net Realized Gain	19,755,643

Change in Unrealized Appreciation/Depreciation on:
Investments	5,039,082
Investments in affiliates	(381,123)
Futures contracts	177,201
Swap agreements	(2,674,800)

Net Change in Unrealized Appreciation/Depreciation	2,160,360

Net Gain	21,916,003

Net Increase	$36,433,020

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2011	DECEMBER 31, 2010
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$14,517,017	$32,205,493
Net realized gain	19,755,643	22,517,124
Net change in unrealized appreciation/depreciation	2,160,360	10,733,638

Net Increase	36,433,020	65,456,255

Dividends to Shareholders from Net Investment Income:
Class A shares	(1,515,140)	(3,620,949)
Class B shares	(13,957,135)	(29,194,631)
Class C shares	(437,194)	(906,310)
Class I shares	(2,526,697)	(5,425,122)

Total Dividends	(18,436,166)	39,147,012

Net decrease from transactions in shares of beneficial interest	(112,613,401)	(216,153,001)

Net Decrease	(94,616,547)	(189,843,758)
Net Assets:
Beginning of period	1,169,305,849	1,359,149,607

End of Period (Including dividends in excess of net investment income of $6,053,949 and $2,134,800, respectively)	$1,074,689,302	$1,169,305,849

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2011 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley U.S. Government Securities Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 29, 1983 and commenced operations on June 29, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2011 (unaudited) continued

Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “other expenses” in the Statement of Operations. Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by taxing authorities.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
2. Fair Valuation Measurements
Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2011 (unaudited) continued

assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2011 (unaudited) continued

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT JUNE 30, 2011 USING
		UNADJUSTED	OTHER
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKETS FOR	OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Assets:
Long-Term Investments
Agency Adjustable Rate Mortgages	$14,957,346	—	$14,957,346	—
Agency Bonds – Banking (FDIC Guaranteed)	94,656,657	—	94,656,657	—
Agency Fixed Rate Mortgages	452,122,492	—	452,122,492	—
Asset-Backed Securities	33,741,987	—	33,741,987	—
Collateralized Mortgage Obligations – Agency Collateral Series	90,415,776	—	90,415,776	—
Commercial Mortgage Backed Securities	29,581,109	—	29,581,109	—
Corporate Bond	10,516,818	—	10,516,818	—
Mortgages – Other	6,390,692	—	6,390,692	—
Municipal Bonds	61,586,933	—	61,586,933	—
Sovereign	48,774,958	—	48,774,958	—
U.S. Agency Securities	99,454,660	—	99,454,660	—
U.S. Treasury Securities	198,789,916	—	198,789,916	—

Total Long-Term Investments	1,140,989,344	—	1,140,989,344	—

Short-Term Investment — Investment Company	54,036,742	$54,036,742	—	—
Futures	275,039	275,039	—	—
Zero Coupon Swaps	2,525,572	—	2,525,572	—

Total Assets	$1,197,826,697	$54,311,781	$1,143,514,916	—

Liabilities:
Futures	$(955,964)	$(955,964)	$—	—
Interest Rate Swaps	(953,698)	—	(953,698)	—
Zero Coupon Swaps	(21,340,280)	—	(21,340,280)	—

Total Liabilities	(23,249,942)	(955,964)	(22,293,978)

Total	$1,174,576,755	$53,355,817	$1,121,220,938	—

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2011, the Fund did not have any significant investments transfer between investment levels.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2011 (unaudited) continued

3. Derivatives
The Fund used derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures  A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2011 (unaudited) continued

can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Swaps  A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with “Due from (to) broker” on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of FASB ASC 210, Balance Sheet (“ASC 210”). For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall (“ASC 815”), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2011 (unaudited) continued

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2011.

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
	STATEMENT OF ASSETS			STATEMENT OF ASSETS
PRIMARY RISK EXPOSURE	AND LIABILITIES LOCATION	FAIR VALUE		AND LIABILITIES LOCATION	FAIR VALUE

Interest Rate Risk	Variation margin	$275,039	†	Variation margin	$(955,964)†
	Unrealized appreciation on open swap agreements	2,525,572		Unrealized depreciation on open swap agreements	(22,293,978)

		$2,800,611			$(23,249,942)

†	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2011 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS

Interest Rate Risk	$2,867,027	$958,263

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS

Interest Rate Risk	$177,201	$(2,674,800)

For the six months ended June 30, 2011, the Fund’s the average monthly original value of futures contracts was $169,223,660 and the average monthly notional value of swap agreements was $396,324,838.
4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.37% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.345% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.32% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.295% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.27% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.245% to the portion of the daily net assets exceeding

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2011 (unaudited) continued

$10 billion but not exceeding $12.5 billion; and 0.22% to the portion of the daily net assets exceeding $12.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
5. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.75% (0.65% on amounts over $10 billion) of the average daily net assets of Class B shares; and (iii) Class C — up to 0.75% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses at June 30, 2011.

The Fund’s Distributor has agreed to reduce the 12b-1 fee on Class B shares of the Fund to the extent it exceeds 0.24% of the average daily net assets of such shares on an annualized basis. This waiver is expected to continue for one year or until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such waiver when it deems that such action is appropriate. For the six months ended June 30, 2011, the distribution fee was accrued for Class B at an annual rate of 0.24%.

At June 30, 2011, included in the Statement of Assets and Liabilities, is a receivable from the Fund’s Distributor which represents payments due to be reimbursed to the Fund under the Plan. Because the Plan is what is referred to as a “reimbursement plan”, the Distributor reimburses to the Fund any 12b-1 fees

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2011 (unaudited) continued

collected in excess of the actual distribution expenses incurred. This receivable represents this excess amount as of June 30, 2011.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended June 30, 2011, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.75%, respectively.

The Distributor has informed the Fund that for the six months ended June 30, 2011, it received contingent deferred sales charges from certain redemptions of the Fund’s Class B shares and Class C shares of $79,284 and $3,512, respectively, and received $1,600 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.
6. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/maturities/prepayments of investment securities, excluding short-term investments, for the six months ended June 30, 2011 aggregated $790,366,885 and $827,059,419, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Government Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Investment Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2011, advisory fees paid were reduced by $10,303 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended June 30, 2011 is as follows:

VALUE	PURCHASES	SALES	DIVIDEND	VALUE
DECEMBER 31, 2010	AT COST	PROCEEDS	INCOME	JUNE 30, 2011
$3,048,573	$320,772,287	$269,784,118	$3,355	$54,036,742

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2011 (unaudited) continued

The Fund had the following transactions with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed to be affiliates of the Investment Adviser, Administrator and Distributor under Section 17 of the 1940 Act, for the six months ended June 30, 2011:

	REALIZED
SALES	GAIN	INCOME	VALUE
—	—	$466,286	$42,664,419

Morgan Stanley Services Company Inc., an affiliate of the Investment Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2011, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $3,422. At June 30, 2011, the Fund had an accrued pension liability of $97,452, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2011 (unaudited) continued

7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX		FOR THE YEAR
	MONTHS ENDED		ENDED
	JUNE 30, 2011		DECEMBER 31, 2010
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	312,660	$2,700,484	1,526,443	$13,166,273
Reinvestment of dividends	171,210	1,473,565	414,885	3,569,685
Redeemed	(2,518,612)	(21,616,245)	(5,667,235)	(48,667,036)

Net decrease – Class A	(2,034,742)	(17,442,196)	(3,725,907)	(31,931,078)

CLASS B SHARES
Sold	545,339	4,689,411	2,468,209	21,558,639
Reinvestment of dividends	1,509,737	13,005,049	3,184,465	27,423,274
Redeemed	(10,818,942)	(93,040,319)	(23,195,143)	(199,502,415)

Net decrease – Class B	(8,763,866)	(75,345,859)	(17,542,469)	(150,520,502)

CLASS C SHARES
Sold	99,219	858,584	330,410	2,877,598
Reinvestment of dividends	48,726	422,971	101,108	877,978
Redeemed	(555,494)	(4,814,666)	(992,279)	(8,605,962)

Net decrease – Class C	(407,549)	(3,533,111)	(560,761)	(4,850,386)

CLASS I SHARES
Sold	239,390	2,055,634	452,205	3,917,900
Reinvestment of dividends	268,799	2,316,874	566,168	4,878,714
Redeemed	(2,402,663)	(20,664,743)	(4,378,669)	(37,647,649)

Net decrease – Class I	(1,894,474)	(16,292,235)	(3,360,296)	(28,851,035)

Net decrease in Fund	(13,100,631)	$(112,613,401)	(25,189,433)	$(216,153,001)

8. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Fund are not backed by sub prime mortgages.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements - June 30, 2011 (unaudited) continued

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency (“FHFA”) serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.
9. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of June 30, 2011, the Fund had temporary book/tax differences primarily attributable to post- October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year), capital loss deferrals on straddles, mark-to-market of open futures contracts and book amortization of premiums on debt securities.
10. Expense Offset
The Fund has entered into an arrangement with State Street (“Custodian”), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “expense offset” in the Statement of Operations.
11. Accounting Pronouncement
In May 2011, FASB issued Accounting Standards Update (“ASU”) 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards.
12. Subsequent Event
Effective July 31, 2011, the Board of Trustees of the Fund has approved (i) changing the investment adviser of the Fund from Morgan Stanley Investment Advisors Inc. to Morgan Stanley Investment Management Inc.; and (ii) changing the distributor of the Fund from Morgan Stanley Distributors Inc. to Morgan Stanley Distribution, Inc. In connection with this approval, there will be no change in the nature of the services currently provided to the Fund through its existing advisory and distribution relationships.

Morgan Stanley U.S. Government Securities Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.57		$8.41		$8.53		$9.09		$8.98		$9.09

Income (loss) from investment operations:
Net investment income	0.11		0.21		0.21		0.28		0.37		0.33
Net realized and unrealized gain (loss)	0.17		0.21		(0.08)		(0.49)		0.15		(0.07)

Total income (loss) from investment operations	0.28		0.42		0.13		(0.21)		0.52		0.26

Less dividends from net investment income	(0.14)		(0.26)		(0.25)		(0.35)		(0.41)		(0.37)

Net asset value, end of period	$8.71		$8.57		$8.41		$8.53		$9.09		$8.98

Total Return(1)	3.43	%(5)	5.03%		1.42%		(2.17)%		5.99%		3.01%
Ratios to Average Net Assets(2):
Total expenses	0.91	%(3)(6)	0.88	%(3)	0.91	%(3)	0.88	%(3)	0.91	%(3)	0.89%
Net investment income	2.61	%(3)(6)	2.49	%(3)	2.63	%(3)	3.53	%(3)	4.34	%(3)	3.88%
Rebate from Morgan Stanley affiliate	0.00	%(4)(6)	0.00	%(4)	0.01%		0.01%		0.00	%(4)	—
Supplemental Data:
Net assets, end of period, in thousands	$87,099		$103,103		$132,472		$163,006		$193,831		$1,442,660
Portfolio turnover rate	71	%(5)	228%		375%		313%		179%		78%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Amount is less than 0.005%.
(5)	Not annualized.
(6)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.57		$8.41		$8.54		$9.10		$8.99		$9.10

Income (loss) from investment operations:
Net investment income	0.11		0.21		0.21		0.29		0.37		0.35
Net realized and unrealized gain (loss)	0.18		0.21		(0.09)		(0.50)		0.16		(0.06)

Total income (loss) from investment operations	0.29		0.42		0.12		(0.21)		0.53		0.29

Less dividends from net investment income	(0.14)		(0.26)		(0.25)		(0.35)		(0.42)		(0.40)

Net asset value, end of period	$8.72		$8.57		$8.41		$8.54		$9.10		$8.99

Total Return(1)	3.44	%(6)	5.05%		1.43%		(2.24)%		6.06%		3.28%
Ratios to Average Net Assets(2):
Total expenses	0.90	%(3)(4)(7)	0.87	%(3)(4)	0.90	%(3)(4)	0.86	%(3)	0.87	%(3)	0.64%
Net investment income	2.62	%(3)(4)(7)	2.50	%(3)(4)	2.64	%(3)(4)	3.55	%(3)	4.38	%(3)	4.13%
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.01%		0.01%		0.00	%(5)	—
Supplemental Data:
Net assets, end of period, in thousands	$819,993		$881,596		$1,012,509		$1,202,969		$1,566,484		$588,080
Portfolio turnover rate	71	%(6)	228%		375%		313%		179%		78%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	If the Distributor had not rebated a portion of its fee to the Fund, the expense and net investment income ratios would have been as follows:

	EXPENSE	NET INVESTMENT
PERIOD ENDED	RATIO	INCOME RATIO
June 30, 2011	0.92%	2.60%
December 31, 2010	0.92	2.45
December 31, 2009	0.94	2.60

(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.64		$8.48		$8.61		$9.17		$9.06		$9.17

Income (loss) from investment operations:
Net investment income	0.09		0.17		0.17		0.24		0.32		0.29
Net realized and unrealized gain (loss)	0.18		0.21		(0.09)		(0.49)		0.16		(0.07)

Total income (loss) from investment operations	0.27		0.38		0.08		(0.25)		0.48		0.22

Less dividends from net investment income	(0.12)		(0.22)		(0.21)		(0.31)		(0.37)		(0.33)

Net asset value, end of period	$8.79		$8.64		$8.48		$8.61		$9.17		$9.06

Total Return(1)	3.16	%(5)	4.50%		0.93%		(2.72)%		5.45%		2.62%
Ratios to Average Net Assets(2):
Total expenses	1.41	%(3)(6)	1.38	%(3)	1.41	%(3)	1.38	%(3)	1.42	%(3)	1.39%
Net investment income	2.11	%(3)(6)	1.99	%(3)	2.13	%(3)	3.03	%(3)	3.83	%(3)	3.38%
Rebate from Morgan Stanley affiliate	0.00	%(4)(6)	0.00	%(4)	0.01%		0.01%		0.00	%(4)	—
Supplemental Data:
Net assets, end of period, in thousands	$29,883		$32,913		$37,048		$40,707		$47,644		$53,582
Portfolio turnover rate	71	%(5)	228%		375%		313%		179%		78%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Amount is less than 0.005%.
(5)	Not annualized.
(6)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED		FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2011		2010		2009		2008		2007		2006
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.58		$8.42		$8.54		$9.10		$8.98		$9.09

Income (loss) from investment operations:
Net investment income	0.12		0.23		0.23		0.31		0.39		0.35
Net realized and unrealized gain (loss)	0.17		0.21		(0.08)		(0.50)		0.16		(0.06)

Total income (loss) from investment operations	0.29		0.44		0.15		(0.19)		0.55		0.29

Less dividends from net investment income	(0.15)		(0.28)		(0.27)		(0.37)		(0.44)		(0.40)

Redemption fees	—		—		—		—		0.01		—

Net asset value, end of period	$8.72		$8.58		$8.42		$8.54		$9.10		$8.98

Total Return(1)	3.56	%(5)	5.30%		1.67%		(1.92)%		6.37%		3.27%
Ratios to Average Net Assets(2):
Total expenses	0.66	%(3)(6)	0.63	%(3)	0.66	%(3)	0.63	%(3)	0.67	%(3)	0.64%
Net investment income	2.86	%(3)(6)	2.74	%(3)	2.88	%(3)	3.78	%(3)	4.58	%(3)	4.13%
Rebate from Morgan Stanley affiliate	0.00	%(4)(6)	0.00	%(4)	0.01%		0.01%		0.00	%(4)	—
Supplemental Data:
Net assets, end of period, in thousands	$137,714		$151,694		$177,120		$239,673		$316,631		$217,115
Portfolio turnover rate	71	%(5)	228%		375%		313%		179%		78%

(1)	Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Amount is less than 0.005%.
(5)	Not annualized.
(6)	Annualized.

See Notes to Financial Statements

Morgan Stanley U.S. Government Securities Trust
Change in Independent Registered Public Accounting Firm (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as Independent Registered Public Accounting Firm of the Fund.

The reports of Deloitte & Touche LLP on the financial Statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial Statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial Statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new Independent Registered Public Accounting Firm.

Morgan Stanley U.S. Government Securities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

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•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal

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information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday–Friday between 8 a.m. and 6 p.m. (EST)

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•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center 201 Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7.	What if an affiliated company becomes a nonaffiliated third party?
If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect

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about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice To Residents Of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company, Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2011 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
U.S. Government
Securities Trust

Semiannual
Report

June 30, 2011

USGSAN
IU11-01752P-Y06/11

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley U.S. Government Securities Trust
/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 25, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 25, 2011
/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 25, 2011

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